Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES

17.	INCOME TAXES

United States

Breathcare was a limited liability company and was not subject to federal income tax; instead any income would be taxable to Breathcare's sole owner. Moreover, as of June 30, 2017 (date of dissolution of Breathcare) and December 31, 2016, Breathcare was inactive and generated no revenue.

British Virgin Islands

Lianluo Smart is a tax-exempt company incorporated in the British Virgin Islands.

PRC

PRC enterprise income tax is calculated based on the Enterprise Income Tax Law (the "EIT Law"). Under the EIT Law, a unified enterprise income tax rate of 25% and unified tax deduction standards will be applied equally to both domestic-invested enterprises and foreign-invested enterprises.

Under the current PRC laws, PRC government grants a preferential income tax rate of 15% to government-certified high technology companies, and under the new standard the period of validity for the certification of high technology companies is three years. In 2009, 2012 and 2015, BDL updated its certification for "high technology" company. Therefore, BDL used a 15% income tax rate to calculate the income tax expense for the years ended December 31, 2017, 2016 and 2015. In 2018, BDL did not pass the certification for "high technology" company, and therefore, is subject to a PRC income tax rate of 25% on its 2018 income.

The tax rate for LCL and BTL is 25%.

Benefit (provision) for income taxes consists of:

	Year Ended December 31
	2018	2017	2016
Current income taxes benefit	$-	$-	$95,870
Deferred income taxes provision	-	-	-
Total benefit for income taxes	-	-	95,870
Less: provision for income tax expenses from discontinued operations	-	-	(844)
Benefit for income taxes from continuing operations	$-	$-	$95,026

A reconciliation of the provision for income taxes determined at the statutory income tax rate to the Company's income taxes is as follows:

	Years ended December 31,
	2018	2017	2016
Loss before provision for income tax and non-controlling interests	$(8,910,002)	$(5,136,434)	$(9,704,761)
PRC corporate income tax rate	25%	25%	25%
Income tax benefit computed at PRC statutory corporate income tax rate	(2,227,500)	(1,284,108)	(2,426,190)
Reconciling items:
Non-deductible expenses	1,063,668	597,189	691,298
Valuation allowance on deferred tax assets	1,163,832	686,919	1,734,892
Over-provision in prior years	-	-	(95,026)
Income tax benefit	$-	$-	$(95,026)

Deferred taxes assets

Deferred tax assets and liabilities are recognized for the expected future tax consequences of differences between the carrying amounts of assets and liabilities and their respective tax bases using enacted tax rates in effect for the year in which the differences are expected to reverse. The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2018 and 2017 are presented below:

	2018	2017
Deferred tax assets
Net operating loss carried forward	$3,412,338	2,386,069
Valuation reserve	(3,412,338)	(2,386,069)
Deferred tax assets, non-current	$-	$-

As of December 31, 2018, the Company's PRC subsidiaries had net operating loss carry forwards of $13,649,354, which will expire in various years through year 2023. Management believes it is more likely than not that the Company will not realize these potential tax benefits as these operations will not generate any operating profits in the foreseeable future. As a result, a valuation reserve was provided against the full amount of the potential tax benefits.

According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or its withholding agent. The statute of limitations extends to five years under special circumstances, which are not clearly defined. In the case of a related party transaction, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion.